UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

March 6, 2015

Date of Report (Date of earliest event reported)

Tanaris Power Holdings, Inc.

(Exact Name of Registrant as Specified in Charter)

Nevada

333-179886

98-1032170

(State or Other

(Commission File Number)

(IRS Employer

Jurisdiction of Incorporation)

Identification No.)

1st Street, #3, Cerros del Atlantico, Puerto Plata, Dominican Republic

(Address of Principal Executive Offices)

037-0022-0092

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 5 -

CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.03

Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

In connection with Recursos Montana S.A.’s (the “Company”) receipt of approval from the Financial Industry Regulatory Authority (“FINRA”), effective March 6, 2015, the Company amended its Articles of Incorporation to change its name to “Tanaris Power Holdings, Inc.” (the “Name Change”)

The full text of the amendment to the Company’s Articles of Incorporation to give effect to the Name Change is filed herewith as Exhibit 3.1 and incorporated herein by reference.

SECTION 8 -

OTHER EVENTS

Item 8.01

Other Events.

In connection with the Name Change described in Item 5.03 above, FINRA assigned the Company a new stock symbol, “TPHX” This new symbol took effect at the open of business on March 6, 2015.

SECTION 9 -

FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01

Financial Statements and Exhibits.

Exhibit No.	Exhibit Description
3.1	Text of Amendment to Articles of Incorporation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  March 11, 2015

Tanaris Power Holdings, Inc.

By:  /s/ Luis Asdruval Gonzalez Rodriguez

Luis Asdruval Gonzalez Rodriguez, Chief Executive Officer

EXHIBIT 3.1

AMENDMENT TO ARTICLES OF INCORPORATION

1.  Name of Corporation:

Tanaris Power Holdings, Inc.

4